SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              RIVER VALLEY BANCORP
                (Name Of Registrant As Specified In Its Charter)

                              RIVER VALLEY BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              River Valley Bancorp
                                303 Clifty Drive
                                  P.O. Box 1590
                           Madison, Indiana 47250-0590
                                 (812) 273-4949

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                          To Be Held On April 27, 1998



     Notice is hereby given that the Annual Meeting of Shareholders of River Valley Bancorp (the "Holding Company") will be held at the Holding Company's office at 303 Clifty Drive, Madison, Indiana, on Monday, April 27, 1998, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three of the directors of the Holding Company for terms expiring in 2001.

     2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 17, 1998, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 1997, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.



                                             By Order of the Board of Directors


                                             /s/ James E. Fritz
                                             James E. Fritz, President


Madison, Indiana

March 27, 1998



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              River Valley Bancorp
                                303 Clifty Drive
                                  P.O. Box 1590
                           Madison, Indiana 47250-0590
                                 (812) 273-4949

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 1998

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of River Valley Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on April 27, 1998, at the Holding Company's office at 303 Clifty Drive, Madison, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of River Valley Financial Bank (the "Thrift"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about March 27, 1998.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Lonnie D. Collins, 303 Clifty Drive, P.O. Box 1590, Madison, Indiana 47250-0590), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on February 17, 1998 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,190,250 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 17, 1998, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                                    Number of Shares
          Name and Address                           of Common Stock             Percent
       of Beneficial Owner(1)                    Beneficially Owned (1)         of Class
-----------------------------                    ----------------------         --------
   Jeffrey L.  Gendell
   Tontine Partners, L.P.
   31 West 52nd Street, 17th Floor
   New York, NY 10019                                      118,000 (2)             9.9%

   Wellington Management Company, LLP
   Bay Pond Investors (Bermuda) L.P.
   Wellington Global Holdings, Ltd.
   Wellington Global Administrator, Ltd.
   75 State Street
   Boston, Massachusetts 02109                             117,000 (3)             9.8%

   First Bankers Trust Company, as Trustee
   1201 Broadway
   Quincy, IL 62301                                         95,220 (4)             8.0%

----------------
(1) The information in this chart is based on Schedule 13D and 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.

(2) These shares are held by Tontine Partners, L.P., a Delaware limited partnership. Tontine Management, L.L.C. is its general partner and Mr. Gendell is the managing member of the general partner. These persons share voting and investment power with respect to the shares.

(3) In a Schedule 13G filed with the SEC, Wellington Management Company, LLP ("Wellington") indicates it may be the beneficial owner of the foregoing shares and that over 5% of the Holding Company's outstanding shares may be deemed to be beneficially owned by Bay Pond Investors (Bermuda) L.P. ("Bay Pond"). Any shares not beneficially owned by Bay Pond may be held by other clients of Wellington, a Massachusetts limited partnership and a registered investment advisor. Bay Pond Investors (Bermuda) L.P., a Bermuda limited partnership, Clarendon House, 2 Church Street, Hamilton, Bermuda, and its general partners Wellington Global Holdings, Ltd. and Wellington Global Administrator, Ltd, each a Bermuda limited company, have filed a Schedule 13G indicating they beneficially own 74,000 shares of Holding Company Common Stock, or 7.9% of its outstanding shares.

(4) These shares are held by the Trustee of the River Valley Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in the ESOP are entitled to instruct the Trustee how to vote shares held in their accounts under the ESOP. Unallocated shares held in a suspense account under the ESOP are required under the ESOP terms to be voted by the Trustee in the same proportion as allocated shares are voted.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in either Jefferson County, Indiana or Trimble County, Kentucky, must have had a loan or deposit relationship with the Thrift for a continuous period of twelve months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in Jefferson County, Indiana or Trimble County, Kentucky for at least a continuous period of twelve months during the five years prior to their nomination to the Board.

     The three nominees for election as a director this year are Jonnie L. Davis, Cecil L. Dorten and Earl W. Johann, each of whom currently serves as a director whose current term will expire upon completion of the election at the Annual Meeting. These individuals have each been nominated to serve for a three-year term expiring in 2001.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by Robert D. Hoban, one of the Holding Company's executive officers, and by all directors and executive officers of the Holding Company as a group.

                                                                           Common Stock
                              Expiration of        Director of the         Beneficially
                                 Term as               Holding              Owned as of           Percentage
       Name                     Director            Company Since      February 17, 1998(1)        of Class
-----------------------      ---------------       ---------------     --------------------       ----------
Director Nominees
-----------------
Jonnie L.  Davis                  2001                  1997                   1,873  (2)               .16%
Cecil L.  Dorten                  2001                  1996                  22,060  (3)              1.85%
Earl W.  Johann                   2001                  1996                  10,888  (4)               .91%
Directors Continuing
in Office
Robert W.  Anger                  2000                  1996                   4,860  (5)               .41%
James E.  Fritz                   2000                  1996                  13,888  (6)              1.17%
Michael J.  Hensley               1999                  1996                   7,060  (7)               .59%
Fred W.  Koehler                  1999                  1996                  22,289  (8)              1.87%
Executive Officer
Robert D. Hoban                                                                8,263  (9)               .69%
All directors and
executive officers
as a group (12 persons)                                                      119,570  (10)            10.04%

----------------

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes. These share figures do not include any shares allocated to employees' accounts under the ESOP, as those allocations have not yet been computed.

(2) Of these shares, 500 are held jointly by Mrs. Davis and her spouse, and 1,373 are held under the River Valley Bancorp Recognition and Retention Plan and Trust (the "RRP"). Excludes 3,571 shares subject to a stock option granted under the River Valley Bancorp Stock Option Plan (the "Option Plan") which may not be exercised within 60 days following the Voting Record Date.

(3) Of these shares, 20,000 are held jointly by Mr. Dorten and his spouse and 2,060 are held under the RRP. Excludes 5,356 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(4) Of these shares, 2,060 are held under the RRP. Excludes 5,356 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(5) Of these shares, 1,000 are held jointly by Mr. Anger and his spouse and 2,060 are held under the RRP. Excludes 5,356 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(6) Of these shares, 7,195 are held jointly by Mr. Fritz and his spouse and 5,493 are held under the RRP. Excludes 14,283 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(7) Of these shares, 5,000 are held jointly by Mr. Hensley and his spouse and 2,060 are held under the RRP. Excludes 5,356 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(8) Of these shares, 2,289 are held under the RRP. Excludes 5,951 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(9) Of these shares, 4,578 are held under the RRP. Excludes 11,903 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(10) Of these shares, 30,255 are held under the RRP. Excludes 77,771 shares subject to stock options granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

     Presented below is certain information concerning the director nominees of the Holding Company:

         Robert W. Anger (age 60) has served as the Thrift's Vice President -- Lending since August, 1995. Prior to that, Mr. Anger served as the Thrift's President and Chief Executive Officer.

         Jonnie L. Davis (age 63). From July, 1995 to date, Ms. Davis has served as an administrative assistant with Fewel, Pettitt, Bender & Associates, a surveying firm in Hanover, Indiana. From July 1994 to July 1995, Ms. Davis served as an accounting clerk for Stockdale Motors, an automobile retailer in Madison, Indiana. From April 1984 to December 1994, Ms. Davis served as a bookkeeping clerk for D&B Enterprises, a partnership involved in owning and operating apartment complexes and other nonresidential real estate ventures. From September 1991 to June 1993, Ms. Davis served as a Vice President and Assistant to the President and performed all accounting and financial functions for the Gust. K. Newberg Company, a general construction contractor in Madison, Indiana.

         Cecil L. Dorten (age 53) has served as the President of Ohio Valley Contractors, Inc., a highway and utility contracting firm, since 1983, and is a Major General in the Indiana National Guard.

         James E. Fritz (age 35) has served as the Thrift's President and Chief Executive Officer since August, 1995. Prior to that Mr. Fritz served as the Chief Financial Officer of First Federal Savings Bank of Kokomo until January, 1995, and as a consultant to National City Corporation from January, 1995 to August, 1995.

         Michael J.  Hensley (age 42) has  practiced  law since  January,  1989.
Prior to that, Mr. Hensley served as a Compliance Officer, Assistant Trust Officer and the General Counsel to The Madison Bank & Trust Company from 1980 to January, 1989.

         Earl W. Johann (age 66) has served as the President and Chairman of the Board of Madison Distributing Co. since 1979.

         Fred W. Koehler (age 57) is the former owner of Koehler Tire Co., a tire and automotive parts store in Madison, Indiana, and is the Auditor for Jefferson County.

         THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended December 31, 1997, the Board of Directors of the Holding Company acted by written consent or held meetings ten times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year, except for Earl Johann who attended 57% of such meetings. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The   Audit   Committee,    comprised   of   all   directors   except   the
employee-directors, James E. Fritz and Robert W. Anger, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met two times during the fiscal year ended December 31, 1997.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are all directors except the employee directors, James E. Fritz and Robert W. Anger. The Stock Compensation Committee met or acted on written consent two times during the fiscal year ended December 31, 1997.

     The Board of Directors of the Holding Company nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 1997, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Thrift or by Citizens National Bank of Madison (the "Bank"), which merged into the Thrift in November, 1997.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer of the Holding Company for the three fiscal years ended December 31, 1997, and to the Executive Vice President-Business Development of the Thrift (the "Named Executive Officers"). There were no other executive officers of the Holding Company, as of December 31, 1997, who earned over $100,000 in salary and bonuses during the fiscal year ended December 31, 1997.

                                                              Summary Compensation Table
                                                        Annual                          Long Term
                                                     Compensation                  Compensation Awards
                                         ------------------------------------  ------------------------
                                                                  Other        Restricted   Securities
     Name and Principal          Fiscal                           Annual          Stock     Underlying      All Other
          Position                Year   Salary($)(2)  Bonus   Compensation(4)  Awards ($)   Options (#)  Compensation(6)
-----------------------------    ------  ------------  -----   --------------- -----------  ------------  ---------------
James E. Fritz, President and     1997    $ 82,200      $1,950       ---        $81,187 (5)    14,283         $2,001
   Chief Executive Officer        1996    $ 72,200      $3,900       ---            ---           ---           ---
                                  1995    $ 28,388(3)   $2,539       ---            ---           ---           ---

Robert D. Hoban, Executive        1997    $100,000         ---       ---        $67,663 (5)    11,903         $6,000
   Vice President-Business        1996    $100,000         ---       ---            ---           ---         $6,000
   Development (1)                1995    $100,000         ---       ---            ---           ---         $6,000

Footnotes on following page.

(1) Mr. Hoban became Executive Vice President-Business Development of the Thrift upon the Bank's merger with the Thrift in November, 1997. Previously, he had served as President and Chief Executive Officer of the Bank.

(2)      Includes directors fees.

(3) Mr. Fritz joined the Thrift as President and Chief Executive Officer in August, 1995.

(4) Each of Mr. Fritz and Mr. Hoban received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(5) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five year period, commencing June 23, 1997. As of December 31, 1997, the number and aggregate value of restricted stock holdings by Mr. Fritz and Mr. Hoban were 5,493 and $101,277 and 4,578 and $84,407, respectively. Dividends paid on the restricted shares are payable to the grantee as the shares are vested and are not included in the table.

(6) Constitutes matching contributions made by the Thrift or the Bank to the Holding Company's 401(k) Plan.

     Stock Options

                                     Option Grants - Last Fiscal Year

                                             Individual Grants
                                                % of Total
                                              Options Granted        Exercise or
                            Options            to Employees           Base Price            Expiration
     Name                Granted(#)(1)        In Fiscal Year         ($/Share)(2)              Date
----------------         -------------        ---------------        ------------         --------------
James E. Fritz               14,283                  17.4%             $14.78              6/22/2007 (3)
Robert D. Hoban              11,903                  14.5%             $14.78              6/22/2007 (4)

----------------
(1)  Options to acquire shares of the Holding Company's Common Stock.

(2) The option exercise price may be paid in cash or, with the approval of the Stock Compensation Committee, after December 20, 1999, in shares of Holding Company Common Stock or a combination thereof. The initial option exercise price equaled the market value of a share of the Holding Company Common Stock on the date of grant.

(3) The options become exercisable as to 2,856 shares on June 23, 1998, become exercisable as to 2,856 more shares on each of June 23, 1999, 2000, and 2001 and as to 2,859 shares on June 23, 2002.

(4) The options become exercisable as to 2,380 shares on June 23, 1998, become exercisable as to 2,380 more shares on each of June 23, 1999, 2000, and 2001 and as to 2,383 shares on June 23, 2002.

     The following table includes the number of shares covered by stock options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock. The Named Executive Officers did not exercise any stock options during the fiscal year.

        Outstanding Stock Option Grants and Value Realized As Of 12/31/97


                                       Number of Unexercised                   Value of Unexercised In-the-Money
                                     Options at Fiscal Year End                 Options at Fiscal Year End (1)
                                   ---------------------------------           -----------------------------------
     Name                          Exercisable      Unexercisable(2)           Exercisable        Unexercisable(2)
--------------------               -----------      ----------------           -----------        ----------------
James E. Fritz                         ---               14,283                  $   ---               $52,240
Robert D. Hoban                        ---               11,903                  $   ---               $43,535

----------------
(1) Amounts reflecting gains on outstanding options are based on the average between the high and low prices for the shares on December 31, 1997, which was $18.4375 per share.

(2) The shares represented could not be acquired by the Named Executive Officers as of December 31, 1997.

         Employment Contracts

     Effective January 1, 1996, the Thrift entered into an employment agreement with James E. Fritz, the Thrift's President and Chief Executive Officer, and the Bank entered into an employment agreement with Robert D. Hoban, the Bank's President and Chief Executive Officer. The agreements are for a three-year term and extend annually for an additional one-year term to maintain their three-year term if the Thrift's Board of Directors determines to so extend them. Under the agreements, the employees receive an initial annual salary equal to their current salary subject to increases approved by the Board of Directors. The agreements also provide, among other things, for the employees' participation in other bonus and fringe benefit plans available to other employees. The employees may terminate their employment upon ninety (90) days' prior written notice to the Thrift. The Thrift may discharge the employees for just cause (as defined in the agreement) at any time or in certain events specified by applicable law or regulations. If the Thrift terminates the employees' employment for other than just cause or the employees are constructively discharged and such termination does not occur within twelve months after a change in control of the Thrift or the Holding Company, the agreement provides for the employees' receipt of a lump-sum or periodic payment of an amount equal to the sum of (A) their base salary through the end of the then-current term, plus (B) their base salary for an additional twelve-month period, plus (C) in the employees' sole discretion and in lieu of continued participation in their employers' fringe benefit plans, cash in an amount equal to the cost of obtaining all health, life, disability and other benefits in which the employees would otherwise be eligible to participate. In the event the Thrift terminates the employee's employment for other than just cause or the employee is constructively discharged within twelve months following a change in control of the Thrift or the Holding Company, the agreement provides for the employee's receipt of a lump-sum payment of an amount equal to the difference between (A) the product of 2.99 times his "base amount" (as defined in Section 280G(b)(3) of the Code) and (B) the sum of any other parachute payments, as determined under Section 280G(b)(2) of the Code. If the payments provided for under the agreement, together with any other payments made to the employees by the Thrift, are determined to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Thrift to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation that would be paid to the employees under the agreements if such agreements were terminated after a change in control of the Thrift would be $224,250 for Mr. Fritz and $299,000 for Mr. Hoban.

Special Termination Agreements

         Effective as of December 20, 1996, the Thrift and the Bank entered into Termination Agreements with certain of their employees (the "Covered Employees"). The Termination Agreements have terms ending on February 1st of each year, subject to annual extension by the Board of Directors of the Thrift, and provide that upon the termination of a Covered Employee's employment by the employer for other than cause or by the Covered Employee for constructive termination, within 18 months after December 20, 1996 or within 12 months following a "change in control" (as defined in the Termination Agreements) which occurs during the term of the applicable Termination Agreement, such Covered Employee shall be entitled to a lump sum payment of 100% of his or her base amount of compensation, as determined pursuant to Section 280G(b)(3) of the Code (the "Termination Benefit"). Covered Employees may elect to receive the Termination Benefit in semi-monthly payments over a twelve month period. The Termination Agreements also provide for continued life, health and disability coverage for Covered Employees until the expiration of twelve months following the termination of employment or until the Covered Employee obtains coverage from another employer, whichever occurs first. If a Covered Employee obtains coverage from another employer, and does not have substantially identical life, health and disability coverage, the Thrift shall maintain substantially identical coverage on behalf of the Covered Employee for a period of twelve months.

Compensation of Directors

         Outside directors of the Holding Company are paid directors' fees of $250 for each meeting attended.

         All directors of the Thrift are entitled to receive monthly director fees in the amount of $600 for their services. Jerry Allen also receives $600 per month as a Director Emeritus of the Thrift. Outside directors of the Thrift also receive fees in the amount of $150 for each special meeting of the Board. Advisory directors of the Thrift receive fees of $125 per month. Total fees paid to or deferred by directors, advisory directors, and Mr. Allen for the year ended December 31, 1997 were $75,300.

         The Thrift's directors and directors emeritus may, pursuant to deferred compensation agreements, defer payment of some or all of such monthly directors' fees or salary for a maximum period of five years. Upon reaching the retirement age specified in their respective joinder agreements, directors who participate in the deferred compensation plan receive fixed monthly payments for a specific period ranging from 60 to 180 months, depending on the specific director's election in his joinder agreement, but may also elect to receive their benefits in a lump sum in the event of financial hardship. The agreements also provide for death and disability benefits.

         The Thrift has purchased paid-up life insurance on the lives of directors and directors emeritus participating in the deferred compensation plan to fund benefits payable thereunder. The insurance is provided by Pacific Mutual and Transamerica. At December 31, 1997, the cash surrender value of the policies was carried on the books of the Thrift at approximately $776,000. The Thrift expensed $3,000 in connection with these agreements for the year ended December 31, 1997.

         Transactions With Certain Related Persons

         The Thrift has followed a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Lonnie D. Collins, Secretary of the Holding Company and of the Thrift, serves as counsel to and provides routine legal work for the Thrift. In connection with his services in such capacity, Mr. Collins is paid an annual retainer of $3,000. Mr. Collins received no other fees for his legal work for the Thrift for the year ended December 31, 1997. Mr. Collins also receives $600 per month for his service as Secretary to the Thrift's Board of Directors. The Thrift intends to continue using Mr. Collins' services for routine legal work during 1998.
                                   ACCOUNTANTS

     Grant Thornton LLP has served as auditors for the Thrift since 1992, and for the Holding Company since its formation in 1996. It is anticipated that a representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 ("1934 Act") requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of March 27, 1999. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 303 Clifty Drive, P.O. Box 1590, Madison, Indiana 47250.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                              By Order of the Board of Directors


                                              /s/ James E. Fritz
                                              James E. Fritz


March 27, 1998

REVOCABLE PROXY               RIVER VALLEY BANCORP
                         Annual Meeting of Shareholders
                                 April 27, 1998

   The undersigned hereby appoints Lonnie D. Collins and Larry C. Fouse, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of River Valley Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 303 Clifty Drive, Madison, Indiana, on Monday, April 27, 1998, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1.   The election as directors of all nominees listed below, except as marked to
     the contrary           [ ] FOR      [ ] VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

        Cecil L. Dorten         Jonnie L. Davis       Earl W. Johann
                         (each for a three year term)

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" each of the listed propositions.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.
The undersigned acknowledges receipt from River Valley Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
                                                      ____________________, 1998






                    _________________________          _________________________
                    Print Name of Shareholder          Print Name of Shareholder

                    _________________________          _________________________
                    Signature of Shareholder            Signature of Shareholder

                    Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.